THE DLB FUND GROUP

                  Supplement to Prospectus dated April 28, 2000
  (As previously supplemented by the Supplement to Prospectus dated May 3, 2000 and by the Supplement to Prospectus dated July 19, 2000)


                      DLB GLOBAL SMALL CAPITALIZATION FUND
                      DLB STEWART IVORY INTERNATIONAL FUND

Information provided in the "Portfolio Managers" section under the heading "How the Funds are Managed" regarding the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") and the DLB Stewart Ivory International Fund (the "International Fund"), is changed as follows:

Effective August 25, 2000, John G. L. Wright will retire as a Managing Director of Babson-Stewart Ivory International and will cease being a co-portfolio manager of the Global Small Cap Fund and the International Fund. James W. Burns will continue managing the international investment portfolio of the Global Small Cap Fund and the investment portfolio of the International Fund.





                 THE DATE OF THIS SUPPLEMENT IS AUGUST 17, 2000